THE RBB FUND, INC.

F/m Investments Large Cap Focused Fund (the “Fund”)

Institutional Class Shares (Ticker: IAFLX)

Investor Class Shares (Ticker: IAFMX)

Supplement dated August 11, 2026

to the Prospectus and Statement of Additional Information, each dated December 31, 2025

This supplement serves as notification of the following change:

At a recent meeting of the Board of Directors (“Board”) of The RBB Fund, Inc., the Board approved certain changes as described below:

1.	Change in the Name of the Fund

Effective as of August 31, 2026, the name of the Fund is being changed to the “Emerald Large Cap Focused Fund”. The investment objective and the investment strategies of the Fund are not being changed in connection with the name change for the Fund, and the current lead portfolio manager will continue to manage the Fund subject to the current investment objective and investment strategies employed with respect to the management of the Fund.

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Please retain this supplement for your reference.